United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2025

BioCryst Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23186	62-1413174
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4505 Emperor Blvd., Suite 200
Durham, North Carolina 27703
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (919) 859-1302

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01.	Other Events.

On December 3, 2025, BioCryst Pharmaceuticals, Inc. (“BioCryst”) issued a press release announcing early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with respect to its previously announced proposed acquisition (the “Merger”) of Astria Therapeutics, Inc. (“Astria”). A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Termination of the waiting period under the HSR Act satisfied one of the conditions for consummation of the Merger. BioCryst expects the Merger to close in the first quarter of 2026, subject to other customary closing conditions.

Cautionary Statement Regarding Forward-Looking Statements

Statements included in this document which are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on, among other things, BioCryst management’s beliefs, assumptions, current expectations, estimates and projections about the economy and BioCryst and Astria and the industry in which they operate. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include statements regarding, among other things, the anticipated timing of the closing of the Merger and BioCryst’s and Astria’s plans, objectives, expectations, intentions, growth strategies and other statements that are not historical facts. BioCryst cautions readers that forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive agreement governing the Merger (the “Merger Agreement”); the outcome of any legal proceedings that may be instituted against BioCryst or Astria; the failure to obtain Astria stockholder approval or to satisfy any of the other conditions to the Merger on a timely basis or at all; the possibility that the anticipated benefits of the Merger, including anticipated synergies, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BioCryst and Astria do business; the significant indebtedness BioCryst expects to incur in connection with the Merger and the need to generate sufficient cash flows to service and repay such debt; the possibility that the Merger may be more expensive to complete than anticipated; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger; risks relating to the potential dilutive effect of shares of BioCryst common stock to be issued in the Merger; and other factors that may affect future results of BioCryst, Astria and the combined company. Additional factors that could cause results to differ materially from those described above can be found in BioCryst’s Annual Report on Form 10-K for the year ended December 31, 2024, BioCryst’s Quarterly Report on Form 10-Q for the three months ended September 30, 2025, Astria’s Annual Report on Form 10-K for the year ended December 31, 2024, Astria’s Quarterly Report on Form 10-Q for the three months ended September 30, 2025, and in other documents BioCryst and Astria file with the SEC, which are available on the SEC’s website at www.sec.gov.

Important Additional Information and Where to Find It

In connection with the Merger, BioCryst has filed with the SEC a registration statement on Form S-4 (the “registration statement”), which contains a preliminary proxy statement of Astria and a preliminary prospectus of BioCryst (the “proxy statement/prospectus”), and each of BioCryst and Astria may file with the SEC other relevant documents regarding the Merger. The registration statement has not yet become effective. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY BIOCRYST AND ASTRIA, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT BIOCRYST, ASTRIA AND THE MERGER. When final, a definitive copy of the proxy statement/prospectus will be mailed to Astria stockholders. Investors and security holders are able to obtain the registration statement and the proxy statement/prospectus, as well as other filings containing information about BioCryst and Astria, free of charge from BioCryst or Astria or from the SEC’s website. The documents filed by BioCryst with the SEC may be obtained free of charge at BioCryst’s website, at www.biocryst.com, or by requesting them by mail at BioCryst Pharmaceuticals, Inc., 4505 Emperor Boulevard, Suite 200, Durham, North Carolina 27703, Attention: Corporate Secretary. The documents filed by Astria with the SEC may be obtained free of charge at Astria’s website, at www.astriatx.com, or by requesting them by mail at Astria Therapeutics, Inc., 22 Boston Wharf Road, 10th Floor, Boston, Massachusetts, 02210, Attention: Investor Relations. The information included on BioCryst’s and Astria’s websites is not incorporated by reference into this document.

Participants in the Solicitation

BioCryst and Astria and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Astria in respect of the Merger. Information about BioCryst’s directors and executive officers is available in BioCryst’s proxy statement, dated April 24, 2025, for its 2025 Annual Meeting of Stockholders, and other documents filed by BioCryst with the SEC. Information about Astria’s directors and executive officers is available in Astria’s proxy statement, dated April 28, 2025, for its 2025 Annual Meeting of Stockholders, and other documents filed by Astria with the SEC. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from BioCryst or Astria as indicated above.

No Offer or Solicitation

This document is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release dated December 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCRYST PHARMACEUTICALS, INC.

Date: December 3, 2025	By:	/s/ Alane Barnes
Alane Barnes
Chief Legal Officer